SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) May 8, 1997

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


     Pennsylvania                    0-10822             25-1229323
(State of other jurisdiction (Commission File Number)   (IRS Employer
      of incorporation)                              Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On  May 8, 1997, Biocontrol Technology, Inc.
(NASDAQ:BICO) announced that Mr. Stan Cottrell has joined the Company as Vice President, International Sales and Marketing.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/  Fred E. Cooper
                                            Fred E. Cooper, CEO

DATED: May 8, 1997
                                                  BICO
                                      BIOCONTROL TECHNOLOGY, INC.
                              2275 Swallow Hill Road, Bldg.  2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                                           Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


                    STAN COTTRELL JOINS BIOCONTROL

      Pittsburgh, PA - May 8, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that Mr. Stan Cottrell has joined the Company as Vice President, International Sales and Marketing.
      Mr. Cottrell, who lives in Atlanta, GA, will assume his new duties involving worldwide promotion of the company and its products.
      Through a love of ultra distance running and his inherent positive attitude, Mr. Cottrell has established himself as an ambassador of goodwill throughout many parts of the world during his lifelong goodwill running campaign. While running 150,000 miles across 30 countries, including the US, China, and 12 European nations, he has met and established firm relationships with many foreign and US dignitaries.
       With this background, Mr. Cottrell has been very successfully involved in negotiations to establish trading and contract agreements with foreign countries. For his efforts to motivate, unite, and bring people together in friendship and in business, Stan Cottrell has been honored by dignitaries and heads of state in Vietnam, China, Germany, Chile, Argentina, the United States and many other countries. His honors include awards from President Reagan, Vice President Bush, the United Nations Association, and Rotary International; Senate Resolutions and Congressional Record entries; inclusion in Who's Who in Sales & Marketing and Who's Who Worldwide; and keys to cities too numerous to list.
      He  has  also  received many awards  for  his  motivational speaking and documentary film production efforts and is the author of four books, including The Mindstyle of the Achiever, scheduled for release later this year, and No Mountain Too High.
      Mr. Cottrell also brings to Biocontrol a wide variety of marketing experience gained through his own firm, Cottrell Associates International, Inc., and through years of selling and managing the marketing of medical equipment while working with E.
R. Squibb & Sons Pharmaceuticals, Boehringer Ingelheim, Ltd., Puritan Bennett Corporation, and Inhalation Therapy Services.
      Of his new position, Mr. Cottrell said, "After having visited Biocontrol and seeing first hand the leading edge medical and environmental technology and after having met several times with the Company's creative, aggressive management, I am anxious to promote this exciting company throughout the world."
      Fred E. Cooper, chief executive officer of Biocontrol, stated, "We are really pleased to know that Stan Cottrell is as excited as we are about Biocontrol, its people, and its products and that he is joining our staff to utilize his vast promotional and motivational experience to carry that message to his worldwide contacts."
      Biocontrol Technology, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.

EDITOR'S NOTE: A complete Curriculum vitae for Stan Cottrell is available by fax from the BICO PR office by calling 412.279.9455.